© Fifth Third Bancorp | All Rights Reserved Barclays Global Financial Services Conference Tim Spence Chief Executive Officer September 10, 2025

2 © Fifth Third Bancorp | All Rights Reserved Cautionary Statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) problems encountered by other financial institutions; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements, including the use of artificial intelligence; (13) failure of internal controls and other risk management programs; (14) losses related to fraud, theft, misappropriation or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) weakness in the national or local economies; (24) global political and economic uncertainty or negative actions; (25) changes in interest rates and the effects of inflation; (26) changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; (27) changes and trends in capital markets; (28) fluctuation of Fifth Third’s stock price; (29) volatility in mortgage banking revenue; (30) litigation, investigations, and enforcement proceedings; (31) breaches of contractual covenants, representations and warranties; (32) competition and changes in the financial services industry; (33) potential impacts of the adoption of real-time payment networks; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (45) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in slides 40-41 of our 2Q25 earnings presentation, as well as on pages 26 through 28 of our 2Q25 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

Top performing regional bank with local scale and national reach

Assets
$210 billion
Ranked 10th in the U.S.[1]

Deposits
$164 billion
Ranked 9th in the U.S.[1]

U.S. branches
1,089
Ranked 8th in the U.S.[1]

Commercial Payments
Top 5 market share
across several TM product categories[4]



Toronto office
London office
Midwest footprint
Southeast footprint
Key Southeast MSAs of focus
Major FITB markets[2] with a top 5 deposit share

Leading position in the markets we compete in

Deposit share rankings[3]

#3 Fifth Third footprint

#2 Midwest

#6 Southeast

Top 10 deposit share in **~90%** of retail footprint

Significant locational share in notable MSAs

Chicago, IL	#3	Tampa, FL	#6
Nashville, TN	#3	Grand Rapids, MI	#1
Charlotte, NC	#4	Columbus, OH	#3
Cincinnati, OH	#1	Indianapolis, IN	#3

Assets, deposits, and branches as of 6/30/25; [1]Rankings as of 6/30/25 and consist of US commercial banks and exclude foreign, trust, & traditional investment banks; [2]Includes MSAs with $10BN+ in deposits on a capped basis (deposits per branch capped at $250MM per June 2024 FDIC data); [3]Deposits per branch capped at $250MM per June 2024 FDIC data; Midwest and Southeast rankings represent in footprint deposit market share; [4]Source: 2023 Cash Management Services Survey administered by EY

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4 © Fifth Third Bancorp | All Rights Reserved Disciplined execution guided by core principles Stability Profitability Growth Consistent and disciplined management, with a long-term focus throughout the company • Resilient balance sheet • Strong credit profile • Branch-originated insured deposits and operational deposits tied to payment services • NII growth and NIM expansion • Diverse fee mix with high total revenue contribution • Expense discipline • Southeast demographics • Modular, repeatable investments • Tech-enabled product innovation #2 #3#1

5 © Fifth Third Bancorp | All Rights Reserved 12.7% Peer 1 Peer 9 Peer 5 Peer 6 Peer 2 Peer 3 Peer 4 Peer 7 Peer 10 Peer 8 x Peer 11 2Q25 LTM 56.7% Peer 2 Peer 1 Peer 5 Peer 11 Peer 10 Peer 7 Peer 4 Peer 3 Peer 9 Peer 6 x Peer 8 2Q25 LTM 1.15% Peer 1 Peer 5 Peer 2 Peer 11 Peer 9 Peer 10 Peer 4 Peer 7 x Peer 3 Peer 6 Peer 8 2Q25 LTM Adjusted basis Driving to consistently generate top results 60.5% Peer 3 Peer 5 x Peer 11 Peer 7 Peer 8 Peer 9 Peer 4 Peer 1 Peer 10 Peer 6 Peer 2 1.29% Peer 2 Peer 6 Peer 10 Peer 9 Peer 7 Peer 5 Peer 8 Peer 4 Peer 11 x Peer 3 Peer 1 Return on equity1 2018 2018 Return on assets1 Efficiency ratio1 Adjusted basis Adjusted basis Remain focused on long-term horizon Expect to continue generating top-tier financial results2 1Non-GAAP measure: see reconciliation and use of non-GAAP measures on pages 26-28 of the 2Q25 earnings release; 2See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 2Q25 earnings release 2018 12.0% Peer 2 Peer 10 Peer 4 Peer 6 Peer 5 X Peer 9 Peer 11 Peer 7 Peer 8 Peer 3 Peer 1

6 © Fifth Third Bancorp | All Rights Reserved Peer 1 Peer 11 Peer 5 Peer 8 Peer 10 * Peer 4 Peer 3 Peer 6 Peer 12 Peer 9 Peer 2 Peer 7 Peer 2 Peer 3 Peer 7 * Peer 4 Peer 5 Peer 8 Peer 6 Peer 9 Peer 12 Peer 1 Peer 10 Peer 11 Delivering long-term shareholder outperformance with near-peer valuation Total shareholder return Note: Trailing TSR as of 8/29/2025 2025 P/E 2026 P/E 2025 consensus EPS and price as of 8/29/25 2026 consensus EPS and price as of 8/29/25 Peer median 12.2x Peer median 10.8x 12.9x 11.5x 1 Peer 8 187% FITB 102% Peer 8 304% 2 Peer 3 181% Peer 8 86% FITB 223% 3 FITB 162% Peer 7 83% Peer 7 213% 4 Peer 1 147% Peer 1 71% Peer 1 205% 5 Peer 4 135% Peer 3 60% Peer 11 162% 6 Peer 2 123% Peer 4 52% Peer 4 145% 7 Peer 6 123% Peer 6 41% Peer 2 135% 8 Peer 7 122% Peer 11 37% Peer 6 123% 9 Peer 11 108% Peer 5 26% Peer 3 118% 10 Peer 5 94% Peer 9 22% Peer 5 108% 11 Peer 10 63% Peer 10 19% Peer 9 88% 12 Peer 9 49% Peer 2 (1%) Peer 10 63% 5 Year 7 Year 10 Year

Current expectations - 3Q25 compared to 2Q25

As of September 10, 2025; please see cautionary statements on page 2

	As of July 17, 2025	As of September 10, 2025
Avg. loans & leases *(Including HFS)*	stable to up ~1%	stable to up ~1%
Net interest income[1] *(2Q25 baseline: $1.500 billion)*	up ~1% *assumes 9/30/25 Fed funds rate of 4.25%*	up ~1% *assumes 9/30/25 Fed funds rate of 4.25%*
Noninterest income[1] (2Q25 baseline: $735 million; excludes securities g/l)	up 1 – 4%	up 5 – 7%
Noninterest expense[1] *(2Q25 baseline: $1.233 billion; excludes the market-to market impact of non-qualified deferred compensation)*	up ~1%	up ~1%
Net charge-off ratio	45 – 49 bps	N/A
Provision for credit losses *(Net charge-offs +/- reserve build/release)*	N/A	$220 - $250MM *Including $170-$200MM for loan impairment related to alleged fraud*
Effective tax rate	22 - 23%	23%

We expect 3Q25 criticized assets & NPAs to decline from 2Q25, and 4Q25 net charge-offs to be ~40 bps

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[1] See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 2Q25 earnings release

© Fifth Third Bancorp | All Rights Reserved

Commercial Payments with significant scale and leading technology

Noninterest income contribution

2Q25 LTM adjusted noninterest income[1] of $3.0B



Wealth & asset management
22%
Other noninterest income
5%
Mortgage banking revenue
7%
Commercial banking revenue
12%
Capital Markets
14%
Consumer banking revenue
19%
Commercial payments
21%
2Q25 LTM commercial payments fees
$614M

Commercial payments fees and NII contribution from operating deposits represents over $2B in annualized revenue today

Well established commercial payments organization with significant scale

Traditional treasury mgmt.
- Liquidity manager
- Escrow manager
- Commercial card
- Lockbox & check

Managed Services
- A/R automation
- A/P automation
- Cash logistics
- Healthcare (Big Data HC)

Newline *Embedded payments*
- Platform
- Interaction channels
- Financial products
- Risk solutions

Top 5 market share in several product categories[2]

#2 of 37 in Coin and currency revenue

#2 of 32 in Retail lockbox remittances

#3 of 42 in Total ACH originations

#3 of 39 in Wholesale lockbox remittances

#4 of 37 in Total check clearing

#5 of 35 in Account reconciliations

Payments processed

$ in trillions



7%
long-term CAGR
$5
$10
$15
$17
2007
2019
2023
2024

Highlights

~1,300 *People in the commercial payments organization*

~14K *Commercial payments related clients*

~40% *Of new commercial payments relationships are payments-led with no credit extended*

ACH credit send / commercial deposits[3]



0.42%
Peer 7
0.21%
Peer 10
0.15%
Peer 8
0.11%
Peer 1
0.11%
Peer 2
0.11%
Peer 5
0.11%
Peer 11
0.11%
Peer 4
0.08%
Peer 3
0.07%
Peer 9
0.06%
Peer 6
0.06%
Peer 12
0.04%

[1]See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 2Q25 earnings release; [2]Source: 2023 Cash Management Services Survey administered by EY; [3]2024 ACH data from NACHA; deposit balances as of 4Q24

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Embedded financial solutions driven by Newline

Newline offers the risk management of a large bank combined with the quality, sophistication, and product velocity of a software company

- Newline is vertically integrated API platform that enables enterprises to launch payment, card, and deposit solutions directly with Fifth Third Bank.

Newline highlights

- 150+ clients
- Top 3 Merchant Acquiring Bank
- Top 5 Card issuing sponsor bank
- Top 10 ACH Originator
- 35% YoY deposit growth
- ~$3.5BN in deposits



Client
Payment & Deposit Solutions

Embedded payment and deposit solutions

Payment solutions and money movement

- *Full suite of batch and API payment offerings including wire, ACH, RTP, and FedNow (coming soon)*

Bank Accounts

- *Funds storage*

Issuing and acquiring BIN sponsorships

- *Issue consumer/commercial cards through utilization of BIN sponsorship*

Client list includes a broad range of category leaders

Select clients

blackbaud, stripe, Corpay, CIRCLE (NEW), RIPPLING, nuvei, Trustly, Fireblocks (NEW), Brex, ADP, payroc, worldpay

Payments powered by Newline

Circle and Fireblocks have chosen to partner with Newline as they expand their stablecoin payment networks. These wins are both a strong market validation of our payments technology and indicative of the sorts of opportunities that should continue to arise for us

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DTS Connex – Adding scale and innovation in cash management

Company Overview

DTS

- **DTS Connex is a leading platform for managing daily cash operations** catering to retailers, financial institutions, and multi-store businesses
- Simplifies cash management processes, providing real-time data on cash transactions and inventory
- **~250 customers with more than 120,000 locations**

Compliments existing cash logistics strategy

- **Expanded distribution channel** with 5/3 sales force
- **Capital-light, fee-based business**
- **Robust, marquee client base**
- **Optimize cash operations**

Key Products

	Description
Sales / Services	Shipping charges for client money transportation
Retail	Deposit locations: monthly fee for daily cash deposit function
	Change orders: monthly fee for daily change orders
Branch Bank	Delivers DTS tools to banks' retail branches
Go	White label tool for banks to resell Deposit and Change Order solutions to their clients (tier 2/3 banks)

Value Proposition of Product Offerings

- ✓ **Optimizes cash operations** and **provides real-time insights on cash levels**
- ✓ Allows retailers to **coordinate daily currency transportation** with courier services to / from bank vaults
- ✓ **Enhances retailer efficiency** through reduced cash touchpoints, allowing employees to focus on higher-value tasks
- ✓ **Reduces fraud for retailers** through reconciliation reporting on Smart devices (Smart Safes, Smart Recyclers)
- ✓ Ability to tailor offering to provide retailer clients with **provisional credit based on real-time cash analytics**

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© Fifth Third Bancorp | All Rights Reserved

11 © Fifth Third Bancorp | All Rights Reserved Outperforming market across our branch footprint, led by double digit gains in high-growth Southeast markets Midwest Footprint1 Southeast Footprint1 Deposit Share 10.9% 3.9% Locational Share 8.7% 5.4% Capped Deposit Growth (YoY) Fifth Third 2.2% 15.7% Market Avg. 1.2% 0.2% Avg Deposits per Branch Fifth Third $122MM $82MM Market Avg. $96MM $114MM 3-year GDP growth (%) 4.9% 9.5% Population growth since 2010 (%) 1.4% 17.9% Deposit share rank in MSAs where Fifth Third operates1 As of June 30, 2024; deposits capped at $250MM 9th 12th 5th 13th 14th 3rd 2nd 1st 5th 2nd 3rd Southeast has favorable population trends Expected population growth (2025 – 2030)2 Midwest#2 Southeast#6 10.9% deposit share 3.9% deposit share 1Source: 2024 FDIC Summary of Deposits; 2Data sourced from S&P Global Market Intelligence Midwest U.S Southeast ~2x ~6x ~5% Deposit share rankings

12 © Fifth Third Bancorp | All Rights Reserved Southeast investments and execution lead to strong deposit growth and profitability 1FITB branch count as of 6/30/25. Competitor data as of 06/30/25; 2Filtered for de novos and based on 2024 FDIC data. Not all de novos have been open for 5 years; 3See forward- looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 2Q25 earnings release 221 147 43 33 29 26 18 Trillionaire 1 X Peer 8 Peer 9 Trillionaire 2 Peer 7 Trillionaire 3 Southeast de novo branch builds1 Average de novo deposits per branch by year2 In Southeast states since 2018 $0 $10 $20 $30 $40 $50 Year 1 Year 2 Year 3 Year 4 Year 5 Fifth Third Peer Avg $ in millions Continued investment in Southeast through 2028 ~$15B-$20B deposit opportunity over the next 7 years3 from continued growth and seasoning of Southeast branch investments 2017 2Q25 2028E3 Total branches 1,154 1,089 ~1,250 Midwest branches 881 730 ~675 Southeast branches 273 359 ~575 % of branches in Southeast 24% 33% ~50% Southeast locational share 7th 6th 5th Southeast investments driving strong growth Southeast CAGR from 2019-2Q25 Total Deposits 9% Wealth & Asset Management AUM 10% Middle Market Deposits 5% Middle Market Fees (TTM) 8%

Middle Market growing and expanding its reach

Salesforce additions drive growth

Middle market salesforce



6%
CAGR
281
344
2021
2Q25

Middle market loans

March Quarterly Weighted Average Loans



6%
CAGR
$18,127
$22,253
2021
2Q25

Relative asset size does not reflect middle market scale

Total assets

As of 2Q25



~20x
Trillionaire

Total middle market lending

As of 2Q25



~3.5x
Trillionaire

Recent expansion markets

- Birmingham, Alabama
- Central Valley (California)
- Savannah, Georgia
- Kansas City, Missouri

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14 © Fifth Third Bancorp | All Rights Reserved 25% 25% 29% 32% 33% 34% 39% 40% 44% 47% 49% 49% 56% Peer 6 Peer 10 Peer 11 Peer 9 Peer 2 Peer 4 Peer 3 Peer 5 Peer 12 Peer 7 Peer 1 x Peer 8 Smaller proportion of low relationship value consumer deposits than most peers High-quality consumer deposit franchise Core Consumer Deposits % of Total Deposit1 1Data sourced from Call Report as of 12/31/2024; Includes: nonInt bearing deposits for individuals, int bearing deposits for individuals, MMDAs for individuals, other savings deposits for individuals, and retail time deposits, and excludes: brokered deposits <=$250K, fully insured and not fully insured non-affiliate retail sweep deposits, 2 Data sourced from Call Report as of 12/31/2024; includes: brokered deposits <=$250K, preferred deposits, reciprocal deposits, fully insured non-affiliate sweep deposits and retail sweep deposits, and not fully insured non-affiliate sweep deposits and retail sweep deposits 30% 27% 27% 26% 23% 22% 18% 16% 15% 14% 9% 7% 5% Peer 11 Peer 3 Peer 9 Peer 10 Peer 4 Peer 6 Peer 12 Peer 1 Peer 2 Peer 5 Peer 8 x Peer 7 Low Relationship-Value Deposits2

Customer-centric, technology-led product innovation and development

Customer satisfaction



J.D.POWER
FIFTH THIRD BANK

#1
for banking mobile app user satisfaction among regional banks

New customer engagement & impact

25K	Free estate plans provided since launch (May-25)
2 in 3	New mobile active Momentum checking customers engage with the onboarding portal
>75%	Of direct deposit switches take less than 5 minutes[1]

Fifth Third Momentum Banking: Combining the best of fintech and traditional banks

Unique value proposition

- ✓ Noninterest bearing checking product, given the other valuable services provided
- ✓ Ongoing product enhancements
- ✓ Granular, sticky deposit growth
- ✓ Higher primacy and higher retention than previous new-to-bank customers

~1.6 million Momentum HHs

~64% of total consumer, up from ~38% in 1Q22

Product features

Estate Planning	NEW *Free access to a secure, guided online experience to create a state-specific, attorney approved will - in less than one hour*
Smart Shield®	*Free 24/7 monitoring, automated threat blocking, support, and smart alerts*
Early Pay	*Free access to direct deposit up to two days early*
Extra Time®	*Additional time to make a deposit and avoid overdraft fees (until midnight the following business day)*
MyAdvance™	*Ability to advance funds against future qualified direct deposits (line starts at $100, up to $1,000)*
Free Overdraft Protection	*Automatic overdraft protection transfer from savings to checking with no fee*

No monthly service fee | **No minimum balance** | **Track savings goals**

[1]*Direct deposit setups completed through the automated direct deposit switch solution in the mobile app*

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16 © Fifth Third Bancorp | All Rights Reserved Relationship focused , main street lender with lower NDFI exposure Comparing NDFI portfolio relative to peers NDFI loans1 / total loans Among the lowest NDFI concentration relative to peers As of 6/30/25 1 Source: Call Report; Domestic Offices; NDFI includes the following captions within schedule RC-C Part I – mortgage credit intermediaries, business credit intermediaries, private equity funds, consumer credit intermediaries and other loans to nondepository financial institutions 22% 19% 17% 12% 12% 12% 11% 11% 8% 8% 7% 4% 4% Peer 12 Peer 7 Peer 5 Peer 3 Peer 8 Peer 10 Peer 1 Peer 9 Peer 6 Peer 4 x Peer 2 Peer 11 NDFI loan1 portfolio composition As of 6/30/25 32% 30% 18% 16% 4% Business Credit 2Q25 $8.74B Consumer Credit Private Equity Mortgage CreditOther Peer Median % of NDFI Loans1 Mortgage Credit: 10% Business Credit: 18% Private Equity: 24% Consumer Credit: 4% Other: 15%

17 © Fifth Third Bancorp | All Rights Reserved Why Fifth Third Positioned to generate long-term sustainable value to shareholders despite the environment ✓ Well-diversified and resilient balance sheet to provide stability and profitability ✓ Consistent investments to generate balanced and growing revenue streams while maintaining peer-leading expense discipline ✓ Multi-year track record of making appropriate and preemptive changes to the business ✓ Transparent management team